                                                                    Exhibit 10.2

                          RED ROBIN INTERNATIONAL, INC.

                             1996 STOCK OPTION PLAN

                                TABLE OF CONTENTS

                                                                            Page
1.  THE PLAN ..............................................................   1
1.1 Purpose ...............................................................   1
1.2 Administration ........................................................   1
1.3 Participation .........................................................   2
1.4 Shares Subject to the Plan ............................................   2
1.5 Grant of Options ......................................................   2
1.6 Exercise of Options ...................................................   2
1.7 Payment Forms .........................................................   2
1.8 Cashless Exercises ....................................................   3

2.  OPTIONS. ..............................................................   3
2.1 Grants ................................................................   3
2.2 Option Price ..........................................................   3
2.3 Option Period .........................................................   3
2.4 Exercise of Options ...................................................   3
2.5 Limitations on Grant of ISOs ..........................................   4

3.  OTHER PROVISIONS ......................................................   4
3.1 Rights of Eligible Persons, Participants and Beneficiaries ............   4
3.2 Adjustments Upon Changes in Capitalization; Acceleration;
    Possible Early Termination of Options .................................   5
3.3 Termination of Employment .............................................   6
3.4 Government Regulations ................................................   7
3.5 Tax Withholding .......................................................   7
3.6 Amendment, Termination and Suspension .................................   8
3.7 Effective Date of the Plan ............................................   9
3.8 Term of the Plan ......................................................   9
3.9 Governing Law .........................................................   9

4.  NON-EMPLOYEE DIRECTOR OPTIONS .........................................   9
4.1 Participation .........................................................   9
4.2 Option Grants .........................................................   9
4.3 Option Price ..........................................................  10
4.4 Option Period .........................................................  10
4.5 Exercise of Options ...................................................  10
4.6 Termination of Directorship ...........................................  11
4.7 Acceleration; Possible Early Termination of Options ...................  11
4.8 Adjustments ...........................................................  11

5.  DEFINITIONS ...........................................................  11
5.1 Definitions ...........................................................  11

                                       i

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                          RED ROBIN INTERNATIONAL, INC.
                             1996 STOCK OPTION PLAN

1.   THE PLAN.

     1.1  Purpose.
          -------

          The purpose of this 1996 Stock Option Plan (the "Plan") is to promote the success of the Company by providing equity incentives to attract, motivate and retain key personnel. Capitalized terms are defined in Article 5.

     1.2  Administration.
          --------------

          1.2.1     Committee. This Plan shall be administered by the Committee,
                    ---------
acting by a majority vote. The Committee may delegate administrative functions to third parties, including employees of the Company. All actions of the Committee are subject to this Plan.

          1.2.2     Powers of Committee. The Committee has authority to (a)
                    -------------------
construe and interpret this Plan and any related agreements, (b) further define the terms used in this Plan, (c) prescribe, amend and rescind rules and regulations relating to the administration of this Plan, (d) establish and modify the terms of Option Agreements and Exercise Agreements including, but not limited to, restrictions on transfer and repurchase rights, (e) determine the effect, if any, on a Participant's rights from leaves of absence and (f) make all other determinations necessary or advisable for the administration of this Plan. The determination of the Committee on any of the foregoing matters shall be conclusive.

          1.2.3     Binding Determinations. Any action taken by, or inaction of,
                    ----------------------
the Company, the Board or the Committee relating to this Plan is within the absolute discretion of that group or entity. No member of the Board or Committee, or officer or employee of the Company or any Subsidiary, will be liable for any such action or inaction. In determining whether to take any action permitted under the Plan, the Company, the Board or the Committee may rely upon the advice of counsel and accountants of the Company, and such determination shall be conclusive.

          1.2.4     Committee Membership. Subject to the requirements of the
                    --------------------
definition of Committee contained in Article 5, the Board may, at any time (a) change the number of members of the Committee, (b) remove from membership on the Committee all or any of its members, and (c) fill any vacancy existing on the Committee, whether caused by removal, resignation or otherwise.

     1.3  Participation.
          -------------

          Options may be granted only to Eligible Persons. An Eligible Person who has been granted an Option may, if otherwise eligible, be granted additional Options.


     1.4  Shares Subject to the Plan.
          --------------------------

          1.4.1     Number of Shares. The aggregate number of Shares that may be
                    ----------------
issued pursuant to all Options, including ISOs, may not exceed 950,000, subject to adjustment under Section 3.2. Shares may be issued for any lawful consideration.

          1.4.2     Calculation of Available Shares and Replenishment. If any
                    -------------------------------------------------
Option lapses or terminates without having been exercised in full, the unpurchased or unvested Shares will again be available for purposes of this Plan. The foregoing sentence does not apply to Shares withheld under Section 3.5.

     1.5  Grant of Options.
          ----------------

          The Committee will determine the Eligible Persons to whom Options will be granted pursuant to Article 2, the terms and conditions of Options (which need not be identical) and the number of Shares subject to each Option. In addition, Non-Employee Directors may be granted NQSOs pursuant to Article 4. Each Option will be evidenced by an Option Agreement approved by the Committee. The grant of an Option is made on the Options Date.

     1.6  Exercise of Options.
          -------------------

          An exercisable Option will be deemed to be exercised when the Secretary of the Company receives an executed Exercise Agreement from the Participant, together with payment of any required Purchase Price in accordance with Section 1.7, 1.8 or 4.3, as applicable. Options are exercisable only for whole shares. Fractional shares will be disregarded for all purposes under this Plan.

     1.7  Payment Forms.
          -------------

          The Purchase Price of each Option must be paid in full at the time of each purchase in one or a combination of the following methods, to the extent authorized by the Committee or set forth in the Option Agreement: (a) cash or cashier's check payable to the Company, (b) if the Committee approves, a Note, or (c) if the Committee approves, by Shares already owned by the Participant. Any Shares delivered that were initially acquired upon exercise of an Option must have been owned by the Participant at least six months as of the date of delivery. Shares used to satisfy the Purchase Price will be valued at their Fair Market Value on the exercise date.

     1.8  Cashless Exercises.
          ------------------

          Option Agreements may also provide that the Option may be exercised and payment can be made by delivering a properly executed exercise notice to the Company, together with irrevocable instructions to a bank or broker to promptly deliver to the Company the amount of sale proceeds necessary to pay the Purchase Price and, unless otherwise provided by the Committee, any applicable tax withholding under Section 3.5. The date of exercise will be deemed to be the date the Company receives the proceeds.

2.   OPTIONS.

     2.1  Grants.
          ------

          Options may be granted to any Eligible Person. Each Option must be designated by the Committee as either an NQSO or an ISO, and such intent will be indicated in the Option Agreement. ISOs may be granted only to Eligible Persons who are employed by the Company or a corporation that is a "parent" or "subsidiary" corporation within the meaning of Sections 424(e) and 424(f) of the Code, respectively.

     2.2  Option Price.
          ------------

          The Purchase Price per Share covered by each Option will be determined by the Committee. In the case of ISOs the Purchase Price per Share must be at least 100% (110% in the case of persons described in Section 2.5.2) of the Fair Market Value of the Shares on the Option Date.

     2.3  Option Period.
          -------------

          Each Option will expire on a date determined by the Committee, but not later than 10 years after the Option Date, and will be subject to earlier termination as set forth in this Plan or the Option Agreement.

     2.4  Exercise of Options.
          -------------------

          An Option may become exercisable in whole or in part, on the date or dates specified in the Option Agreement and thereafter will remain exercisable until the earlier of the expiration or termination of the Option, or as otherwise set forth in this Plan. At least 100 Shares must be purchased at one time unless the number purchased is the total number at the time available for purchase under the Option.

     2.5  Limitations on Grant of ISOs.
          ----------------------------

          2.5.1     $100,000 Limit. If the aggregate Fair Market Value of Shares
                    --------------
with respect to which ISOs first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account Shares subject to all ISOs granted by the Company which are held by the Participant, the excess will be treated as NQSOs. To determine whether the $100,000 limit is exceeded, the Fair Market Value of Shares subject to Options shall be determined as of the Option Dates of the Options. In reducing the number of Options treated as ISOs to meet the $100,000 limit, the most recently granted Options will be reduced first. If a reduction of simultaneously granted Options is necessary to meet the $100,000 limit, the Company may designate which Shares are to be treated as Shares acquired pursuant to an ISO.

          2.5.2     Limitation on Purchase Price and Term. No ISO may be granted
                    -------------------------------------
to any person who, on the Option Date, owns (or who is deemed to own under Section 424(d) of the Code) outstanding Shares possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the Purchase Price of such Option is at least 110% of the Fair Market Value of the Shares subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the Option Date of the Option.

3.   OTHER PROVISIONS.

     3.1  Rights of Eligible Persons, Participants and Beneficiaries.
          ----------------------------------------------------------

          3.1.1     No Binding Commitment. Status as an Eligible Person is not a
                    ---------------------
commitment that any Option will be made to any Eligible Person.

          3.1.2     No Employment Contract. Nothing contained in this Plan
                    ----------------------
(or any document related hereto) shall confer upon any Eligible Person or Participant any right to continue in the service or employ of the Company or constitute any contract or agreement of service or employment, or interfere in any way with the right of the Company to reduce such person's compensation or other benefits or to terminate the services or employment of such person, with or without cause. Nothing contained in this Plan (or any related document) shall affect any other contractual right of any Eligible Person or Participant.

          3.1.3     Limitations on Transferability. Shares issuable pursuant
                    ------------------------------
to an Option will be issued only to the Participant or, if the Participant dies, to the Participant's Beneficiary. Other than by will or the laws of descent and distribution or other exception to transfer restrictions authorized by the Committee, no benefit under, or interest in, this Plan or in any Option shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any such attempted action shall be void. No such benefit or interest shall be, in any manner, liable for, or subject to, debts, contracts, liabilities, engagements or torts of any Eligible Person, Participant or Beneficiary. The Committee shall disregard any attempted transfer, assignment or other alienation prohibited by the preceding sentence or other applicable law and shall pay or deliver such cash or Shares in accordance with this Plan.

          3.1.4     No Trust or Fund. No Participant, Beneficiary or other
                    ----------------
person shall have any right, title or interest in any fund or in any specific asset (including Shares) of the Company by reason of any Option. Neither the provisions of this Plan (or of any documents related hereto), nor the creation or adoption of this Plan, nor any action taken pursuant to this Plan, shall create a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person.

     3.2  Adjustments Upon Changes in Capitalization; Acceleration; Possible
          ------------------------------------------------------------------
          Early Termination of Options.
          ----------------------------

          3.2.1     Adjustments. If the outstanding Shares are changed into or
                    -----------
exchanged for cash or a different number or kind of shares or securities of the Company or of another issuer, or if additional Shares or new or different securities are distributed with respect to the outstanding Shares, through a reorganization or merger to which the Company is a party, or through a combination, consolidation, recapitalization, reclassification, stock split, stock dividend, reverse stock split, stock consolidation or other capital change or adjustment, an appropriate adjustment will be made in the number and kind of Shares or other consideration that is subject to or may be delivered under this Plan and pursuant to outstanding Options.

          3.2.2     Acceleration. Upon the occurrence of an Event, each Option
                    ------------
shall become immediately exercisable. The Committee may accord any Participant a right to refuse any acceleration, whether pursuant to the Option Agreement or otherwise.

          3.2.3     Possible Early Termination of Options. If any Option has
                    -------------------------------------
been fully accelerated pursuant to Section 3.2.2 but is not exercised prior to
(a) a dissolution of the Company, or (b) a reorganization event described in
Section 3.2.1 that the Company does not survive, or (c) the consummation of reorganization event described in Section 3.2.1 that results in an Event approved by the Board, and no provision has been made for the survival, substitution, exchange or other settlement of such Option, such Option shall thereupon terminate.

         3.3  Termination of Employment.
              -------------------------

              3.3.1      Options.
                         -------

                    (a) Any Option, to the extent not exercised, will terminate and become null and void upon a termination of employment or service of the Participant, except as set forth in this Section or otherwise expressly provided in the Option Agreement. All Options shall be subject to earlier termination under Section 2.3, and any and all rights under an Option, to the extent not previously exercised, will expire immediately upon a termination of employment or service of the Participant for Cause. The Committee will be the sole judge of Cause.

                    (b) Unless otherwise expressly provided in the Option Agreement, a Participant will have the following time periods to exercise Options to the extent they were exercisable on the date of the Participant's termination of employment or service:

                         (i) If the Participant's employment or service terminates for any reason other than Cause, the Participant will have 90 days after the date of termination of employment or service to exercise any Option to the extent that it was exercisable as of such date;

                         (ii) If the Participant's employment or service terminates for Cause, the Option shall lapse immediately upon the Participant's termination of employment or service;


                         (iii) If the Participant's employment or service by the Company terminates by reason of Total Disability, or if the Participant suffers a Total Disability within 90 days of a termination of employment or service described in Section 6.3.1(b)(i), the Participant or the Participant's Personal Representative, as the case may be, will have six months after the date of Total Disability (or, if earlier, termination of employment or service), to exercise any Option to the extent that it was exercisable as of such date;

                             (iv) If the Participant dies while employed
                  or engaged by the Company, or within 90 days after a termination of employment or service under Section 6.3.1(b)(i) or 6.3.1(b)(iii) above, the Participant's Beneficiary may exercise, at any time within six months after the date of the Participant's death (or, if earlier, termination of employment or service) any Option to the extent that was exercisable as of such date.

                  3.3.2   Adjustments to Exercisable Portion. Notwithstanding
                          ----------------------------------
the foregoing, if a Participant's employment or services with the Company terminates for any reason other than for Cause, the Committee may increase the portion of a Participant's Option exercisable to the Participant, or Participant's Beneficiary or Personal Representative, as the case may be, upon such terms as the Committee determines.

                  3.3.3   Effect of Cessation of Subsidiary Status. If an entity
                          ----------------------------------------
ceases to be a Subsidiary, such action will be deemed for purposes of this Plan to be a termination of services or employment of each Eligible Person of that entity who does not continue as an Eligible Person of the Company or another Subsidiary.

             3.4  Government Regulations.
                  ----------------------

                  This Plan, the granting of Options, the issuance or transfer of Shares, and the payment of money, pursuant thereto are subject to all applicable federal and state laws, rules and regulations and to such approvals by any regulatory or governmental agency (including, but not limited to, "no action" positions of the Commission) that may, in the judgment of the Committee, be necessary or advisable. Without limiting the generality of the foregoing, no Options may be granted, no Shares will be issued, and no cash payments may be made by the Company, pursuant to any such Option, unless and until, in each such case, all legal requirements applicable to the issuance or payment have been complied with. In connection with any stock issuance or transfer, the person acquiring the Shares must, if requested, give assurances satisfactory to the Committee in respect of such matters as the Committee deems desirable to assure compliance with all applicable legal requirements. A Participant will not be entitled to the privilege of stock ownership as to any Shares not actually issued to such Participant.

             3.5  Tax Withholding.
                  ---------------

                  3.5.1   Withholding Obligation. Upon any exercise, vesting, or
                          ----------------------
payment of any Option or, if required under the Code, upon the disposition by a Participant or other person of Shares acquired pursuant to the exercise of an ISO prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company has the right at its option to require payment by cashier's check payable to the Company of, or to deduct from amounts payable in cash, the amount of any taxes that the Company may be required to withhold with respect to such transactions. If a tax is required to be withheld in connection with the issuance or transfer of Shares, the Participant may elect, with Committee approval, to have the Company reduce the number of such Shares issued or transferred by the number of Shares (valued at Fair Market Value) necessary to accomplish such withholding.

              3.5.2    Tax Withholding Loans. The Committee may permit a loan
                       ---------------------
from the Company to a Participant in the amount of any taxes that the Company may be required to withhold, for a term, at a rate of interest and pursuant to such other terms established by the Committee.

         3.6  Amendment, Termination and Suspension.
              -------------------------------------

              3.6.1    Amendment, Termination and Suspension. The Board may, at
                       -------------------------------------
any time, terminate or, from time to time, amend, modify or suspend this Plan or any part hereof. In addition, the Committee may, from time to time, amend or modify any provision of this Plan and, with the consent of the Participant, make such modifications of the terms of such Participant's Option as it deems advisable. The Committee, with the consent of the Participant, also may amend the terms of any Option to provide that the Purchase Price of the Shares remaining subject to the original Option be reestablished at a price not less than 100% of the Fair Market Value of the Shares on the effective date of the amendment. No modification of any other term of any Option that is amended in accordance with the foregoing shall be required, although the Committee may make such further modifications of any such Option as are not inconsistent with this Plan. No Options may be granted during any suspension of this Plan or after its termination.

              3.6.2    Stockholder Approval. If an amendment would materially
                       --------------------
(a) increase the benefits accruing to Participants, (b) increase the aggregate number of Shares that may be issued or (c) modify the requirements of eligibility for participation in this Plan, the amendment shall be approved by the Board and, to the extent then required by applicable law, by the stockholders of the Company.

              3.6.3    Effect on Outstanding Options. Options issued before the
                       -----------------------------
effective date of any amendment, suspension or termination of this Plan will not without specific action of the Board or the Committee and the consent of the Participant, in any way modify, amend, alter or impair any rights or obligations under any such Option.

     3.7  Effective Date of the Plan.
          --------------------------

          This Plan will be effective upon its approval by the Board, subject to approval by the stockholders of the Company within twelve months from the date of such Board approval.

     3.8  Term of the Plan.
          ----------------

          Unless previously terminated by the Board, this Plan will terminate at the close of business on September 9, 2006, and no Options will be granted under it thereafter.

     3.9  Governing Law.
          -------------

          This Plan and all documents related hereto shall be governed by, and construed in accordance with, the laws of the state of incorporation of the Company. If any provision is held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan will continue to be fully effective. It is the intent of the Company that this Plan and Options satisfy and be interpreted in a manner that satisfies the applicable requirements of Section 1361, et. seq., of the Code and regulations promulgated thereunder at any time that the Company has elected to be taxed as an S-Corporation thereunder. If any provision of this Plan or of any Option Agreement would otherwise frustrate or conflict with the intent expressed above, that provision to the extent possible shall be interpreted and deemed amended to avoid such conflict.

4.   NON-EMPLOYEE DIRECTOR OPTIONS.

     4.1  Participation.
          -------------

          Options under this Article 4 shall be granted only to members of the Board who are not officers or employees of the Company ("Non-Employee Directors") and may be granted in addition to any other NQSOs granted to a Non-Employee Director pursuant to Article 2 of this Plan. In addition, Options under this Article 4 shall be evidenced by Option Agreements substantially in the Form of Exhibit A hereto.

     4.2  Option Grants.
          -------------

          After approval of this Plan by the stockholders of the Company, if any person who is not then an officer or employee of the Company shall become a director of the Company for the first time, there shall be granted automatically (without any action by the Board or the Committee) an NQSO (the grant date of which shall be the date such person takes office) to such person to purchase 5,000 shares of Common Stock. On each anniversary of the date on which a Non-

Employee Director receives (or, as described in the next sentence, is deemed to have received) his first NQSO pursuant to this Section 4.2, he shall have granted to him automatically (without any action by the Board or the Committee) an NQSO to purchase 1,000 shares of Common Stock provided he is still a Non-Employee Director on such date. For purposes of the preceding sentence, each person who was a Non-Employee Director immediately prior to the Annual Stockholders Meeting occurring during 1996 and who remains in office following such meeting, shall be deemed to have received his first NQSO under this Section as of the same date such person was treated as receiving his first NQSO under paragraph 3(c)(2) of the Company's 1990 Incentive Stock Option and Nonqualified Stock Option Plan. Non-Employee Directors who have been granted an NQSO under this Section 4.2 shall be referred to herein as "Non-Employee Director Participants".

         4.3   Option Price.
               ------------

               The Purchase Price per share of the Common Stock covered by each NQSO granted pursuant to Section 4.2 shall be 100 percent of the Fair Market Value of the Common Stock on the date of such grant (the "Grant Date"). The Purchase Price of any shares purchased shall be paid in full at the time of each purchase in cash or by check or in shares of Common Stock valued at their Fair Market Value on the business day next preceding the date of exercise of the NQSO, or partly in such shares and partly in cash.

         4.4   Option Period.
               -------------

               Each NQSO granted under this Article 4 and all rights or obligations thereunder shall expire on the tenth anniversary of the Grant Date and shall be subject to earlier termination as provided below. A Non-Employee Director Participant shall exercise an NQSO granted under this Article 4 by delivering to the Secretary of the Company a written notice stating the number of Shares to be purchased pursuant to the Option and accompanied by (i) delivery of an executed Exercise Agreement and (ii) payment made in accordance with and in a form permitted by Section 4.3 for the full Purchase Price of the Shares to be purchased.

         4.5   Exercise of Options.
               -------------------

               Except as otherwise provided in Section 4.6 and 4.7, each Option granted under Section 4.2 shall become exercisable at the rate of 20% per annum commencing on the first anniversary of the Grant Date and each of the next four anniversaries thereof.

     4.6  Termination of Directorship.
          ---------------------------

          If a Non-Employee Director Participant's services as a member of the Board terminate by reason of death or Total Disability, an NQSO granted pursuant to Section 4.2 hereof held by such Non-Employee Director Participant shall immediately become and shall remain exercisable for one year after the date of such termination or until the expiration of the stated term of such NQSO, whichever occurs first. If a Non-Employee Director Participant's services as a member of the Board terminate for any other reason, any portion of an NQSO granted pursuant to Section 4.2 held by such Non-Employee Director Participant which is not then exercisable shall terminate and any portion of such Option which is then exercisable may be exercised for three months after the date of such termination or the balance of such NQSOs term, whichever period is shorter.

     4.7  Acceleration; Possible Early Termination of Options.
          ---------------------------------------------------

          Each Option granted pursuant to this Article 4 shall be subject to acceleration upon the occurrence of certain events as provided in Section 3.2.2 of this Plan. To the extent that any Option granted under this Article 4 is not exercised prior to (i) a dissolution of the Company or (ii) a merger or other corporate event that the Company does not survive, and no provision is made for the assumption, conversion, substitution or exchange of the Option, the Option shall terminate upon the occurrence of such event.

     4.8  Adjustments.
          -----------

          The specific numbers of shares stated in the foregoing provisions of Section 4.2 and the consideration payable for such shares shall be subject to adjustment in certain events as provided in Section 3.2.1 of this Plan.

5.   DEFINITIONS.

     5.1  Definitions.
          -----------

          "Beneficiary" means the person(s) or trust(s) entitled by will or the
           -----------
laws of descent and distribution to receive the benefits specified under this Plan if a Participant dies. If the Company is an S-Corporation, the Participant's Beneficiary must be a person eligible to be an S-Corporation stockholder pursuant to Section 1361 of the Code.

          "Board" means the Board of Directors of the Company.
           -----

          "Cause" means that the Committee, acting in good faith, determines
           -----
that the Participant has: (a) committed a material breach of the Participant's duties and responsibilities (other than as a result of incapacity due to a Total Disability); or (b) been convicted of a felony, or entered a plea of guilty or nolo contendere with respect to such a crime; or (c) violated any fiduciary duty or duty of loyalty owed to the Company; or (d) been generally incompetent or grossly negligent in the discharge of the Participant's duties and responsibilities; or (e) engaged or is engaging in immoderate use of alcoholic beverages or narcotics or other substance abuse; or (f) violated any of the Company's established employment policies in effect from time to time.

          "Code" means the Internal Revenue Code of 1986, as amended from time
           ----
to time.

          "Commission" means the Securities and Exchange Commission.
           ----------

          "Committee" means the Compensation Committee appointed by the Board
           ---------
and consisting of two or more Board members or such greater number as may be required under applicable law. In the absence of such appointment, the Board shall be the Committee.

          "Common Stock" means the Common Stock of the Company.
           ------------

          "Company" means Red Robin International, Inc., a Nevada corporation,
           -------
and its successors, and, where the context so warrants, its Subsidiaries.

          "Eligible Person" means (a) an officer or key employee of the Company,
           ---------------
(b) a member of the Board of Directors of the Company, (c) an independent contractor who performs services as an advisor or consultant for the Company. Service as an Eligible Person shall be considered employment for all purposes of the Plan; provided, however, that only individuals who satisfy clause (a) of this definition may be granted ISOs under the Plan.

                  "Event" means approval by the stockholders of the Company of
                   -----
any of the following:

                       (a)  The dissolution or liquidation of the Company;

                       (b) An agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities other than Subsidiaries, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity are, or are to be, owned by former stockholders of the Company;

               (c) The sale of substantially all of the Company's business assets to a person or entity that is not a Subsidiary; or

               (d) A person or entity that is not a stockholder of the Company on the date this Plan is adopted by the Board acquires directly or indirectly 50% or more of the Company's outstanding voting securities.

          "Exercise Agreement" means a written agreement, approved by the
           ------------------
Committee, setting forth the terms for exercise of an Option.

          "Fair Market Value" on any date shall mean:
           -----------------

               (a) if the Shares are publicly traded: (i) if the Shares are listed or admitted to trade on a national securities exchange, the closing price of the Shares on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the Shares are so listed or admitted to trade, on such date, or, if there is no trading of the Shares on such date, then the closing price of the Shares as quoted on such Composite Tape on the next preceding date on which there was trading in such Shares; (ii) if the Shares are not listed or admitted to trade on a national securities exchange, the last price for the Shares on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information; (iii) if the Shares are not listed or admitted to trade on a national securities exchange and are not reported on the National Market Reporting System, the mean between the bid and asked price for the Shares on such date, as furnished by the NASD or a similar organization; or

               (b)  if the Shares are not publicly traded or the NASD or a
                                      ---
     similar organization does not furnish the mean between the bid and asked prices for the Shares on such date, the fair market value of a Share as determined by the Committee in good faith. Any determination as to fair market value made pursuant to this Plan shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse, and shall be conclusive and binding on all persons.

          "ISO" means an option designated as an incentive stock option within
           ---
the meaning of Section 422 of the Code, the award of which contains such provisions as are necessary to comply with that Section.

          "NQSO" means an option designated as or deemed by Section 2.5
           ----
to be a nonqualified stock option.

          "Note" means a promissory note approved by the Committee evidencing a
           ----
loan from the Company to the Eligible Person of an amount equal to the Purchase Price of an Option. Any Note shall be subject to the following terms:

               (a) The principal of the note shall not exceed the amount required to be paid to the Company upon the exercise or receipt of such Option, and the note shall be delivered directly to the Company in consideration of such exercise or receipt.

               (b) The term of the Note, including extensions, shall not exceed ten (10) years.

               (c)  The Note shall provide for full recourse to the Participant.

               (d) The Note shall bear interest at a rate determined by the Committee, but not less than the interest rate necessary to avoid the imputation of interest under the Code.

               (e) The unpaid principal balance of the Note shall become due and payable on the tenth day after the termination of employment or service of a Participant.

               (f) If required by the Committee or by applicable law, the Note shall be secured by a pledge of any Shares financed thereby (and other collateral if required by the Committee).

               (g) The terms shall conform with applicable rules and regulations of the Federal Reserve Board as then in effect.

          "Option" means an option to purchase Shares under this Plan. An Option
           ------
shall be designated by the Committee as an NQSO or an ISO.

          "Option Agreement" means a written agreement, approved by the
           ----------------
Committee, setting forth the terms of an Option. Option Agreements for ISOs shall include any terms and conditions required for "incentive stock options" under Section 422 of the Code.

          "Option Date" means the date upon which the Committee took the action
           -----------
granting an Option or such later date set by the Committee.

          "Participant" means an Eligible Person who has been granted an Award.
           -----------

          "Personal Representative" means the person or persons who, upon the
           -----------------------
Total Disability or incompetence of a Participant, has lawfully acquired on behalf of the Participant the power to exercise the rights and receive the benefits specified in this Plan. If the Company is an S Corporation, the Participant's Personal Representative must be a person eligible to be an S Corporation stockholder pursuant to Section 1361 of the Code.

          "Purchase Price" means the exercise price, if any, payable by the
           --------------
Participant to the Company upon exercise of an Option in accordance with the applicable Option Agreement and Exercise Agreement; provided, however, that such exercise price shall not be less than the minimum lawful consideration required under applicable state law.

          "Shares" means shares of the Company's Common Stock.
           ------

          "Subsidiary" means any corporation or other entity a majority or more
           ----------
of the outstanding voting stock or voting power of which is beneficially owned directly or indirectly by the Company.

          "Total Disability" means a "permanent and total disability" within the
           ----------------
meaning of Section 22(e)(3) of the Code and, with respect to NQSOs, such other disabilities, infirmities, afflictions, or conditions as the Committee may include.